UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 16, 2015

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI	KY-1 1206
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2015, Noble Holding International Limited (the “Issuer”), an indirect, wholly-owned subsidiary of Noble-U.K. and Noble-Cayman, issued and sold $250 million aggregate principal amount of its 4.000% Senior Notes due 2018 (the “2018 Notes”), $450 million aggregate principal amount of its 5.950% Senior Notes due 2025 (the “2025 Notes”) and $400 million aggregate principal amount of its 6.950% Senior Notes due 2045 (the “2045 Notes” and, collectively with the 2018 Notes and the 2025 Notes, the “Notes”), in an underwritten registered offering under the Securities Act of 1933, as amended.

The Notes were issued under an Indenture, dated March 16, 2015 (the “Base Indenture”), between the Issuer and Wells Fargo, N.A., as trustee (the “Trustee”), as amended and supplemented by a First Supplemental Indenture, dated March 16, 2015 (together with the Base Indenture (insofar as such indenture governs the Notes but not as it relates to any other debt securities that may be issued), the “Indenture”), among the Issuer, Noble-Cayman and the Trustee. The Indenture provides for the full and unconditional guarantee by Noble-Cayman of the punctual payment of the principal of, premium, if any, interest on and all other amounts due under the Notes and the Indenture (the “Guarantee”).

The Issuer expects to receive net proceeds from the sale of the Notes of approximately $1.083 billion, after deducting underwriting discounts and estimated offering expenses. The Issuer intends to transfer the net proceeds to Noble-Cayman as advances, distributions, repayment of outstanding intercompany indebtedness or a combination of these. Noble-Cayman intends to use the net proceeds to repay indebtedness outstanding under its revolving credit facilities and commercial paper program.

Interest on the 2018 Notes, the 2025 Notes and the 2045 Notes will accrue from March 16, 2015 at a rate of 4.000%, 5.950% and 6.950% per annum, respectively, subject to adjustment from time to time in the event of a downgrade or subsequent upgrade of the rating assigned to the Notes. Interest on the 2018 Notes will be payable by the Issuer on March 16 and September 16 of each year, beginning on September 16, 2015. Interest on the 2025 Notes and the 2045 Notes will be payable by the Issuer on April 1 and October 1 of each year, beginning on October 1, 2015. The 2018 Notes will mature on March 16, 2018; the 2025 Notes will mature on April 1, 2025; and the 2045 Notes will mature on April 1, 2045.

The Issuer will have the option to redeem the notes of each series, at any time or from time to time, in whole or in part and on any date before maturity, at a price equal to 100% of the principal amount of Notes of the series being redeemed plus (1) accrued interest to the redemption date and (2) a make-whole premium, if any. At any time on or after January 1, 2025 with respect to the 2025 Notes (three months prior to the maturity date of such notes) or October 1, 2044 with respect to the 2045 Notes (six months prior to the maturity date of such notes), the Issuer may redeem some or all of the notes of the applicable series, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

The Indenture contains certain covenants and restrictions, including, among others, restrictions on the ability of Noble-Cayman and its subsidiaries to create or incur secured indebtedness, enter into certain sale and leaseback transactions and merge or consolidate with another entity.

The foregoing description is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture, including the form of the Notes and the Guarantees attached thereto, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Indenture, dated March 16, 2015, between Noble Holding International Limited, as Issuer, and Wells Fargo, N.A., as Trustee.

4.2	—	First Supplemental Indenture, dated March 16, 2015, among Noble Holding International Limited, a Cayman Islands company, as Issuer, Noble Corporation, a Cayman Islands company, as Guarantor, and Wells Fargo, N.A., as Trustee.

4.3	—	Form of 4.000% Senior Note due 2018 (included in Exhibit 4.2).

4.4	—	Form of 5.950% Senior Note due 2025 (included in Exhibit 4.2).

4.5	—	Form of 6.950% Senior Note due 2045 (included in Exhibit 4.2).

5.1	—	Opinion of Baker Botts L.L.P.

5.2	—	Opinion of Maples and Calder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a company registered under the laws of England and Wales
Date: March 16, 2015
	By:	/s/ James A. MacLennan
James A. MacLennan
Senior Vice President and Chief Financial Officer

Noble Corporation, a Cayman Islands company

	By:	/s/ Alan R. Hay
Alan R. Hay
Vice President and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Indenture, dated March 16, 2015, between Noble Holding International Limited, as Issuer, and Wells Fargo, N.A., as Trustee.

4.2	—	First Supplemental Indenture, dated March 16, 2015, among Noble Holding International Limited, a Cayman Islands company, as Issuer, Noble Corporation, a Cayman Islands company, as Guarantor, and Wells Fargo, N.A., as Trustee.

4.3	—	Form of 4.000% Senior Note due 2018 (included in Exhibit 4.2).

4.4	—	Form of 5.950% Senior Note due 2025 (included in Exhibit 4.2).

4.5	—	Form of 6.950% Senior Note due 2045 (included in Exhibit 4.2).

5.1	—	Opinion of Baker Botts L.L.P.

5.2	—	Opinion of Maples and Calder.

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